EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports included in the Annual Report on Form 10-K of NUI Corporation for the fiscal year ended September 30,

          1998 and to all references to our firm in this Registration
          Statement.

                               /s/ ARTHUR ANDERSEN LLP
                                            New York, New York
                                                December 15, 1999